Supplement to the
Fidelity® Short Term Bond Fund
April 30, 2002
Annual Report

The following information replaces the similar information found in the "Investment Changes" section on page 10.

As of April 30, 2002 *
* Futures Contracts (2.4)% - replaces (0.5)%

The following information replaces the similar information found in the "Futures Contracts" section on page 28.

Futures Contracts
	Expiration Date	Unrealized Gain/(Loss) (000s)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	March 2003	$ (146)
73 Eurodollar 90 Day Index Contracts	June 2002	(91)
73 Eurodollar 90 Day Index Contracts	June 2003	(145)
73 Eurodollar 90 Day Index Contracts	Sept. 2002	(115)
73 Eurodollar 90 Day Index Contracts	Dec. 2002	(135)
73 Eurodollar 90 Day Index Contracts	Sept. 2003	(135)
73 Eurodollar 90 Day Index Contracts	Dec. 2003	(146)
73 Eurodollar 90 Day Index Contracts	March 2004	(139)
TOTAL EURODOLLAR CONTRACTS		(1,052)

STP-ANN-0602 December 23, 2002
1.703606.104